Sub-Item 77Q1(a): Copies of Material Amendments to the Registrant’s Declaration of Trust or By-laws

Amended and Restated By-laws of Goldman Sachs Variable Insurance Trust dated April 19, 2017 is incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 28, 2017 (Accession No. 0001193125-17-146126).

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